SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         ______________


                            FORM 8-K
                         CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

                         _______________


   Date of Report (Date of Earliest Event Reported):  February
14, 1996

                         _______________


                  KLLM TRANSPORT SERVICES, INC.
     (Exact name of registrant as specified in its charter)

    Delaware                    0-14759             64-0412551

   (State or other juris-    (Commission File         (I.R.S.
    diction of incorporation         Number)          Employer
   or organization)                                    ID No.)


        Post Office Box 6098, Jackson, Mississippi  39288
     (Address of Principal Executive Offices)     (Zip Code)


   Registrant's telephone number, including area code:  (601)
939-2545

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Item 5.         Other Events.

     On February 11, 1996, William J. Liles, Jr., died at his home following an extended illness. Mr. Liles was a founder of KLLM Transport Services, Inc. and served as its President from its inception in 1964 to 1986 when he became Chairman of the Board of Directors. He was 71 years old.

     Benjamin C. Lee , Jr., Vice-Chairman of the Board of Directors, made a statement to the press on February 12, 1996. In that statement, Mr. Lee said, "We are all deeply saddened by the death of Billy Liles. He was an outstanding business leader and was instrumental in shaping the development of KLLM. We will sorely miss his guidance and his friendship. During his tenure as Chairman, he built a strong management team which is well prepared to carry out KLLM's goals and lead the Company in continued growth."

       Benjamin C. Lee, Jr. has been elected today, February 14,
1996, by the Board of Directors to serve as Chairman of the Board effective immediately.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KLLM TRANSPORT SERVICES, INC.

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Date:  February 14, 1996     By: s/Steven K. Bevilaqua
                                 __________________________
                                     Steven K. Bevilaqua
                                     Chief Executive Officer
                                      and President

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